Parker Hannifin Corporation Meggitt Acquisition Update Presentation September 28, 2022 Exhibit 99.1

Forward-Looking Statements and Non-GAAP Financial Measures Forward-looking statements contained in this and other written and oral reports are made based on known events and circumstances at the time of release, and as such, are subject in the future to unforeseen uncertainties and risks. Often but not always, these statements may be identified from the use of forward-looking terminology such as “anticipates,” “believes,” “may,” “should,” “could,” “expects,” “targets,” “is likely,” “will,” or the negative of these terms and similar expressions, and include all statements regarding future performance, earnings projections, events or developments. Neither Parker nor any of its respective associates or directors, officers or advisers, provides any representation, assurance or guarantee that the occurrence of the events expressed or implied in any forward-looking statements will actually occur. Parker cautions readers not to place undue reliance on these statements. It is possible that the future performance and earnings projections of the company, including its individual segments, may differ materially from past performance or current expectations. Among other factors which may affect future performance are: the impact of the global outbreak of COVID-19 and governmental and other actions taken in response; changes in business relationships with and purchases by or from major customers, suppliers or distributors, including delays or cancellations in shipments; disputes regarding contract terms or significant changes in financial condition, changes in contract cost and revenue estimates for new development programs and changes in product mix; ability to identify acceptable strategic acquisition targets; uncertainties surrounding timing, successful completion or integration of acquisitions and similar transactions, including the integration of Meggitt PLC, LORD Corporation or Exotic Metals; the ability to successfully divest businesses planned for divestiture and realize the anticipated benefits of such divestitures; the determination to undertake business realignment activities and the expected costs thereof and, if undertaken, the ability to complete such activities and realize the anticipated cost savings from such activities; ability to implement successfully business and operating initiatives, including the timing, price and execution of share repurchases and other capital initiatives; availability, cost increases of or other limitations on our access to raw materials, component products and/or commodities if associated costs cannot be recovered in product pricing; ability to manage costs related to insurance and employee retirement and health care benefits; legal and regulatory developments and changes; compliance costs associated with environmental laws and regulations; potential supply chain and labor disruptions, including as a result of labor shortages; threats associated with international conflicts and efforts to combat terrorism and cyber security risks; uncertainties surrounding the ultimate resolution of outstanding legal proceedings, including the outcome of any appeals; local and global political and competitive market conditions, including global reactions to U.S. trade policies, and resulting effects on sales and pricing; and global economic factors, including manufacturing activity, air travel trends, currency exchange rates, difficulties entering new markets and general economic conditions such as inflation, deflation, interest rates (including fluctuations associated with any potential credit rating decline) and credit availability; inability to obtain, or meet conditions imposed for, required governmental and regulatory approvals; changes in consumer habits and preferences; government actions, including the impact of changes in the tax laws in the United States and foreign jurisdictions and any judicial or regulatory interpretation thereof; and large scale disasters, such as floods, earthquakes, hurricanes, industrial accidents and pandemics. Readers should consider these forward-looking statements in light of risk factors discussed in Parker’s Annual Report on Form 10-K for the fiscal year ended June 30, 2022 and other periodic filings made with the SEC. This presentation contains references to non-GAAP financial information for Meggitt including adjusted earnings per share, adjusted segment operating margin, adjusted EBITDA, adjusted EBITDA margin and for Parker adjusted Gross Debt to EBITDA. EBITDA is defined as earnings before interest, taxes, depreciation and amortization. For Parker, adjusted EBITDA is defined as EBITDA before Integration costs to achieve, acquisition related expenses, and other one-time items. Although adjusted earnings per share, adjusted segment operating margin for Meggitt, adjusted EBITDA, and EBITDA margin are not measures of performance calculated in accordance with GAAP, we believe that they are useful to an investor in evaluating the company performance for the period. Detailed reconciliations of these non- GAAP financial measures to the comparable GAAP financial measures have been included in the appendix to this presentation. Please visit www.PHstock.com for more information 2

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4 Parker Welcomes Meggitt: Day 1 Events

Positioned for Growth Opportunities from Secular Trends Electrification Clean Technology 5 DigitalAerospace

Global Aerospace Trends Aerospace Meggitt Significantly Expands our Aerospace Business 19k+ Anticipated new commercial airplane deliveries 2021-20301 77% Commercial transport fleet renewal over the next 20 years1 1: Boeing 2022 Current Market Outlook. 2: Company estimates. 4x Increase in F-35 repair activity by FY302 Revenue passenger km (RPK) growth over the next 20 years13.8% CAGR 6

Transforming our Portfolio Revenue by Technology Platform FY15 Revenue $12.7 Billion FY23G Revenue with Meggitt1 $17.9 Billion Flow & Process Control $4.0B Motion Systems $3.6B Aerospace $2.3B Filtration & Engineered Materials $2.8B $5B Aerospace, Filtration & Engineered Materials ~2X Growth 1. Parker midpoint sales guidance issued August 4th, 2022 plus Meggitt forecasted revenues less Aircraft Wheel & Brake Divestiture (AWB) revenues. Flow & Process Control $4.6B Motion Systems $3.6B Aerospace $4.1B Filtration & Engineered Materials $5.6B $10B 7

Longer Cycle Shorter Cycle Industrial Aftermarket Longer Cycle Shorter Cycle Industrial Aftermarket FY15 FY23E Expanding Longer Cycle and Secular Trend Exposure Revenue Mix 8 Longer Cycle + Secular Trends FY27 Illustration Longer Cycle + Secular Trends Shorter Cycle Industrial Aftermarket

Parker and Meggitt A Powerful Aerospace Combination 9  Highly complementary technologies and platforms on premier programs  Increases Aerospace aftermarket mix by 500bps  Highly engaged team with similar heritage and culture  Poised to benefit from Aerospace market recovery  Well positioned to drive the future of sustainable aviation  Combination creates a more compelling value proposition for customers Expected to Drive Significant Shareholder Value Creation

Meggitt FY22 Sales Profile

Sales by Application



Regional Transport
8%
Energy & Power Generation
10%
Helicopters
11%
13%
Business & General Aviation
30%
Military Fixed Wing & Other Military
28%
Commercial Transport

Sales by Customer Geography



Rest of World
11%
EMEA
27%
62%
North America

Well Balanced and Diverse Aerospace Portfolio

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64% 36% Meggitt Strengthens Aftermarket Mix by 500 bps Increased Aftermarket Enhances Resilience Parker Aerospace Meggitt Combined After- market OEM MRO OEM OEM 11 After- market 54%46% OEM 59% 41% Aftermarket OEM AftermarketAftermarket Note: FY22 Proforma Sales

Complementary Airframe Products & Systems Integrated Systems and Components Across the Platform Braking Systems Avionics & Sensors Fire Protection & Safety Electric Power Fuel Tanks & Bladders Door Seals Flight Control Actuation Fuel Tank Inerting Vibration Control Fluid Conveyance Hydraulics Wing Sealing & Shielding Parker Meggitt 12

Expansion of Engine Products Integrated Systems and Components Across the Platform Composites Fire Protection Thermal Management Valves Sensors Seals Turbine Exhaust & Exhaust Nozzles Fluid Conveyance Engine Buildup Ducting Fuel Nozzles Engine Actuation Oil Pumps & Tanks Parker Meggitt Engine Mounts 13

14 Meggitt Adds New System & Component Capabilities Note: Symbols estimate the degree of product capabilities, not market share. This table is not an exhaustive list of competing solutions that customers may purchase. Reflects AWB divestiture September 2022. Product Area Combined Comments Braking Systems Adds larger aircraft, regional jets, business jets, military, and electric brake technology Advanced Sensors (engine) Vibration and health monitoring Safety Systems (fire detection / suppression) Adjacent systems area Engine Valves & Actuation Distinct products expand offering Electric Power Adds electric capabilities Thermal Management High-capacity cooling, heat exchangers ▶Broader Product Offering Strengthens Value to Customers

A Proven Approach to Synergy Capture 15 Structured and Deliberate Process to Value Creation  Integration teams in place with key leaders from both Parker & Meggitt  Over 20 cross-functional integration and synergy teams engaged  Program governance with robust operating cadence, tools and processes  Proven track record of delivering on synergy targets Value Creation Synergy Teams Functional Integration Teams

Regulatory Commitments to the United Kingdom Include

- Maintain Meggitt's Ansty Park center of excellence[1]
- Retain existing UK technical capabilities[1]
- Maintain ~1,400 UK technical jobs & increase apprenticeships by 20%[1]
- Increase UK R&D spend & invest 2/3 in sustainable initiatives[1]
- Uphold existing UK government contracts
- Climate targets – 50% net carbon reduction by 2025, net zero GhG by 2050

Commitments Driving Long-term Value Creation

1: 5-year commitment

Parker

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$60 $150 $250 $300 $70 $150 $200 $240 FY23E FY24E FY25E FY26E Clear Path to Expand Meggitt EBITDA Margins Pre-Tax Synergy Estimate $2.1 Adjusted numbers include certain non-GAAP financial measures. See Appendix for additional details and reconciliations. Synergies Cumulative Cost to Achieve 17 Synergies and Operational Excellence30% Adj. EBITDA Margin ~ 20% Adj. EBITDA Margin ~ 16.5% of Sales Safety, Lean, Kaizen, HPT’s, Simplification SG&A Footprint Optimization Supply Chain

Track Record of Rapid Deleveraging

Demonstrated Commitment to Gross Debt to EBITDA Target of ~2x

Acquisition	Gross Debt to EBITDA at Close	Gross Debt to EBITDA ~2 Years Post-Close
CLARCOR	3.6x *(February 2017)*	1.9x[1] *(June 2019)*
LORD + EXOTIC METALS FORMING	4.0x *(October 2019)*	2.1x *(June 2021)*

Achieved ~2x Reduction in Leverage within ~2 Years

Parker

1. Excludes pre-funding for LORD acquisition. Adjusted numbers include certain non-GAAP financial measures. See Appendix for additional details and reconciliations.

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Meggitt Transaction Overview 19 Transaction Consideration: $8.9B • Payment to shareholders and settlement of forward contracts Funding Sources: • Cashflow accumulated since August 2021: $1.8B • Acquisition financing debt: $7.1B  Weighted-average interest rate 3.9%  $3.5B debt serviceable for prepayment  Debt structured: 50% fixed rate, 50% variable rate Meggitt Debt Assumed at Close: ~$1B Current Debt Ratings Maintained: Baa1 / BBB+; A2 / P2

Meggitt Acquisition and Aircraft Wheel & Brake Divestiture EPS Accretion Forecasted FY23 and 1st Twelve Months Preliminary Meggitt Forecast Aircraft Wheel & Brake $M ~9 Months1 FY23 Meggitt 1st 12 Months Meggitt ~9 Months2 FY23 AWB Sales $1,800 $2,400 ($55) Segment Operating Income (As Reported) ($86) ($50) ($21) Segment Operating Income (Adjusted)1 $300 $425 ($21) Interest Expense $225 $285 - Adjusted EPS1 ~$0.45 ~$0.80 ~($0.12) 20 Adjusted numbers include certain non-GAAP financial measures. See Appendix for additional details and reconciliations. 1: Meggitt preliminary forecast September 12, 2022 to June 30, 2023. 2. Aircraft Wheel & Brake (AWB) forecast September 16, 2022 to June 30, 2023; ~$70M in annual revenues per September 19th, 2022 press release. Meggitt Sales Split: 82% Aerospace; 14% Industrial North America; 4% Industrial International

21 Compelling Value Creation for Parker Shareholders EPS expected to be accretive in FY231 $300M expected synergies by FY26 High single-digit ROIC anticipated in year 5 with continued expansion Strategic capital deployment driving long-term shareholder value Dividend: Expect to maintain 5-year average payout 30-35% of net income Commitment to strong balance sheet and investment grade credit 1. Excludes one-time costs and deal related amortization, net for AWB divestiture

Upcoming Event Calendar Annual Meeting of Shareholders October 26, 2022 1Q FY23 Earnings November 3, 2022 2Q FY23 Earnings February 2, 2023 3Q FY23 Earnings May 4, 2023 4Q FY23 Earnings August 3, 2023

Appendix • Supplemental Revenue Estimates • Reconciliation of Forecasted Segment Operating Margin • Reconciliation of EBITDA to Adjusted EBITDA • Reconciliation of Gross Debt to EBITDA • Reconciliation of Forecasted EPS 23

Supplemental Revenue Information 24 1: FY22 Proforma Sales. 33% 26% 25% 16% Military OEM Commercial Aftermarket Commercial OEM Military Aftermarket ~70% ~20% ~5% ~5% USD GPB CHFEUR Meggitt Revenue by CurrencyParker Aerospace + Meggitt Combined1

*Totals may not foot due to rounding Reconciliation of Forecasted Segment Operating Income 25 (Unaudited) (Dollars in millions) FY23 Preliminary Forecast 1st 12 Months Acquisition of Meggitt Acquisition of Meggitt Forecasted segment operating income (86)$ (50)$ Estimated Adjustments: Acquisition-related intangible amortization expense 206 275 Amortization of inventory step-up to fair value 110 110 Integration costs to achieve 70 90 Forecasted adjusted segment operating income 300$ 425$

*Totals may not foot due to rounding Reconciliation of Forecasted Adjusted EBITDA 26 (Unaudited) (Dollars in millions) ~9 Months FY231 Acquisition of Meggitt Forecasted Net Sales 1,800$ Forecasted net income (240)$ Income taxes (72) Depreciation 70 Amortization 206 Interest Expense 225 Forecasted EBITDA 189 Estimated Adjustments: Amortization of inventory step-up to fair value 110 Integration costs to achieve 70 Forecasted adjusted EBITDA 369$ Forecasted Adjusted EBITDA margin ~20% 1: Meggitt preliminary forecast September 12, 2022 to June 30, 2023.

RECONCILIATION OF GROSS DEBT TO TTM EBITDA (Unaudited) (in millions) Parker Hannifin at CLARCOR close 12 Months ended 2/28/17 Parker Hannifin at Exotic Metals/LORD close 12 Months ended 10/31/20 Gross Debt $ 6,082 $ 9,987 Net Income 928 1,434 Income Taxes 354 418 Depreciation and Amortization 284 423 Interest Expense 136 227 TTM EBITDA $ 1,702 $ 2,502 Gross Debt to TTM EBITDA 3.6x 4.0x Reconciliation of Gross Debt to TTM EBITDA 27 / /19 $ $

Reconciliation of Gross Debt to TTM EBITDA 28 (Unaudited) (in millions) 12 Months ended 6/30/19 12 Months ended 6/30/21 Gross Debt $ 7,183 $ 6,646 less prefunding for LORD acquisition (2,375) - Adjusted Gross Debt $ 4,808 $ 6,646 Net Income 1,525 1,747 Income Taxes 424 500 Depreciation and Amortization 436 595 Interest Expense 190 250 TTM EBITDA $ 2,576 $ 3,092 Gross Debt to TTM EBITDA 1.9x 2.1x

*Totals may not foot due to rounding Reconciliation of Forecasted Earnings Per Share 29 (Unaudited) (amounts in dollars) FY23 Preliminary Forecast 1st 12 Months Acquisition of Meggitt Acquisition of Meggitt Forecasted earnings per diluted share - midpoint (1.83)$ (2.00)$ Estimated Adjustments: Acquisition-related intangible amortization expense 1.58 2.11 Amortization of inventory step-up to fair value 0.84 0.84 Integration costs to achieve 0.54 0.69 Tax effect of adjustments1 (0.68) (0.84) Adjusted forecasted earnings per diluted share - midpoint 0.45$ 0.80$